SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 27, 2006

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                        BRAVO! FOODS INTERNATIONAL CORP.
               (Exact Name of Registrant as Specified in Charter)

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          DELAWARE                       0-20549                 62-1681831
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                         11300 US Highway 1, Suite 202
                      North Palm Beach, Florida 33408 USA
                    (Address of Principal Executive Offices)

                                 (561) 625-1411
              (Registrant's telephone number, including area code)

         (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events

On August 1, 2006, the Company furnished to the Commission a Current Report on Form 8-K to report entry into a Securities Purchase Agreement, dated July 26, 2006, with five accredited institutional investors, for the issuance and sale of $30 million senior convertible notes that are due in 2010 as well as warrants to purchase shares of common stock that expire in July 2011. The Company also reported on such Form 8-K, its entry into a Registration Rights Agreement between the Company and the investors, dated July 26, 2006, pursuant to which the Company agreed to prepare and file a registration statement covering the resale of the shares issuable upon the conversion of the notes and exercise of the warrants. The Company is furnishing a copy of the Securities Purchase Agreement and Registration Rights Agreement as Exhibits 99.1 and 99.2, respectively, which documents are incorporated herein by reference.

On July 27, 2006, pursuant to the Securities Purchase Agreement, the Company issued and sold $30 million notes to the investors, of which $15 million (the Initial Senior Convertible Notes) were released upon closing and $15 million (the Additional Senior Convertible Notes) are being held in escrow. The Company also issued to the investors warrants to purchase shares of common stock that expire in July 2011. The Company is furnishing a copy of the Form of Initial Senior Convertible Note, Form of Additional Senior Convertible Note, Form of Series A Warrant and Form of Series B Warrant as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively, which documents are incorporated herein by reference.

Item 9.01 Exhibits

99.1  Securities Purchase Agreement
99.2  Registration Rights Agreement
99.3  Form of Initial Senior Convertible Note
99.4  Form of Additional Senior Convertible Note
99.5  Form of Series A Warrant
99.6  Form of Series B Warrant

The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006                   Bravo! Foods International Corp.

                                       By: /s/ Roy D. Toulan, Jr.
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                                           Roy D. Toulan, Jr.,
                                           Vice President, General Counsel